EXHIBIT 3

                            STOCKHOLDERS AGREEMENT

     This Stockholders Agreement is made and entered into as of May 20, 1997 by and among Paul G. Allen, an individual ("ALLEN"); Barry Diller, an individual ("DILLER"), on behalf of himself and his Affiliates (as defined below) (including, without limitation, Arrow Holdings, LLC, BDTV, Inc. and BDTV II, Inc.); and Liberty Media Corporation, a Delaware corporation ("LIBERTY"), on behalf of itself and its Affiliates (including, without limitation, Liberty HSN, Inc.).

     WHEREAS, pursuant to a Stock Exchange Agreement, dated May 20, 1997, between Allen and HSN, Inc., a Delaware corporation (the "COMPANY") (the "EXCHANGE AGREEMENT"), Allen will acquire shares of HSNi Common Stock, as defined below;

     WHEREAS, Diller and Liberty and their respective Affiliates collectively have "beneficial ownership" (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended) of an aggregate number of shares of HSNi Common Stock and HSNi Class B Common Stock, as defined below, which represent over 50% of the total voting power of the outstanding Voting Stock of the Company; and

     WHEREAS, Allen, Diller and Liberty desire to enter into this Agreement to set forth their respective rights and obligations with respect to certain matters relating to their shares of Common Stock (as defined below).

     NOW, THEREFORE, in consideration of the mutual agreements contained herein, the parties hereto agree as follows:

     Section 1. Definitions. As used in this Agreement, the following terms
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shall have the following meanings:

     "Affiliate" of a specified person shall mean any other person directly or indirectly controlling or controlled by or under direct common control with such specified person. For purposes of this definition, "control," when used with respect to any person, means the power to direct the management and policies of such person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.

     "Board of Directors" shall mean the Board of Directors of the Company.

     "Common Stock" shall mean and include, without limitation, (i) the HSNi Common Stock; (ii) the HSNi Class B Common Stock; (iii) any security or other instrument (A) received as a dividend on, or other payment made to holder of, the Common Stock (or any security or other instrument referred to in this definition); (B) issued in connection with a split of the Common Stock (or any security or other instrument referred to in this definition) or as a result of any exchange or reclassification of the Common Stock (or any security or other instrument referred to in this definition)

or (C) issued as a result of any consolidation, merger or other event which results in the conversion or exchange of the Common Stock (or any security or other instrument referred to in this definition); and (iv) any option, warrant or right to acquire the Common Stock (or any security or other instrument referred to in this definition).

     "HSNi Common Stock" shall mean common stock, par value $.01 per share of the Company.

     "HSNi Class B Common Stock" shall mean Class B common stock, par value $.01 per share of the Company.

     "Permitted Transferee" shall mean, with respect to Allen, (i) an Affiliate of Allen in which Allen is the sole equity owner, (ii) Allen's spouse, parents, members of his immediate family or his lineal descendants or to a trust the beneficiary of which is any of such persons, (iii) any of Allen's executors, administrators, testamentary trustees, legatees or beneficiaries named by will or by the laws of intestate succession or (iv) any investment fund, investment account or investment entity whose investment manager, investment advisor, general partner or managing member is Allen or a Permitted Transferee of Allen and such manager, advisor, partner or member has sole voting power with respect to the HSNi Common Stock so transferred by Allen.

     "Person" or "person" shall mean an individual, trustee, corporation, partnership, limited liability company, joint stock company, trust, unincorporated association, union, business association, firm or other entity.

     "Voting Stock" shall mean all capital stock of the Company that by its terms may be voted on all matters submitted to the stockholders of the Company generally.

     Section 2. Voting Agreement Relating to Election of Directors.
                --------------------------------------------------

     At all times after the date of this Agreement, (i) Allen shall be entitled to nominate Allen (or a designee of his acceptable to the Company) in each election of the Company's directors or, if the Company shall have a staggered Board of Directors, in each election in which Allen or his designee would stand for re-election upon the expiration of his or her term as a director of the Company, (ii) each of Diller and Liberty agrees, and agrees to cause each of his or its respective Affiliates, to vote all shares of Voting Stock over which he or it may then exercise voting power, at any annual or special meeting of stockholders of the Company called for the purpose of the election of directors or to execute written consents of stockholders without a meeting with respect to the election of directors, in favor of Allen or his designee (or, if necessary, to cause his or its designee or designees on the Board of Directors of the Company, if any, to vote in favor of the election of Allen or his designee) and
(iii) each of Diller and Liberty shall, and shall cause his or its respective Affiliates to, take whatever other action is reasonably necessary to ensure that the Board of Directors shall at all times include Allen or his designee as a member (including voting all shares of Voting Stock over which he or it may the exercise voting power to ensure that the

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Company's charter and bylaws do not at any time conflict with the provisions of this Agreement), subject to applicable law. Allen or his designee shall not be removed except for cause or with the consent of Allen. Upon any such removal for cause or with the consent of Allen, Allen shall have the right to designate a replacement director.

     Nothing in this Agreement shall be construed as requiring that Allen or his designee be counted as one of the directors that Diller or Liberty would be entitled to designate under the Stockholders Agreement dated as of August 24, 1995, as amended, by and between Diller and Liberty following a "Restructuring Transaction" or a "Change in Law" (as such terms are defined in such Stockholders Agreement).

     This Agreement shall terminate upon the disposition by Allen and his Permitted Transferees collectively, in one or more transactions, to third parties (other than Permitted Transferees) of one-third or more of the shares of HSNi Common Stock (as adjusted for stock splits, stock dividends, combinations, reorganizations and the like) acquired by Allen in the first closing of the Exchange Agreement; provided, however, that this Agreement shall terminate
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earlier if Allen and his Permitted Transferees do not beneficially own at least
5% of the Company's outstanding equity securities (assuming for this purpose that all Company equity securities issuable under the Liberty Agreements (as defined in the Exchange Agreement) are outstanding).

     Section 3.     Miscellaneous.
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     (a) Effective Time of this Agreement. This Agreement shall become effective
         --------------------------------
upon the first closing of the Exchange Agreement. If the Exchange Agreement is terminated for any reason, this Agreement shall also terminate.

     (b) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN
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ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE APPLICABLE TO AGREEMENTS MADE
AND TO BE PERFORMED ENTIRELY WITHIN THE STATE OF DELAWARE.

     (c) Binding Effect. This Agreement shall be binding upon and inure to the
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benefit of the parties hereto.

     (d) Amendments and Waivers. This Agreement may be amended, waived or
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modified only with the written consent of each of the parties hereto. Any amendment that shall be so consented to shall be effective and binding on all of the parties hereto.

     (e) Specific Enforcement. Each of the parties hereto acknowledges and
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agrees that (i) monetary damages would be an inadequate remedy for a breach of any of the provisions of this Agreement, (ii) the other parties shall therefore be entitled to specific performance of its rights under this Agreement and (iii) in the event of any action for specific performance it shall waive the defense that a remedy at law would be adequate.

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     (f) Attorneys' Fees. In any action or proceeding brought to enforce any
         ---------------
provision of this Agreement, or where any provision hereof is validly asserted as a defense, the successful party shall be entitled to recover reasonable attorneys' fees in addition to its cost and expense and any other available remedy.

     (g) Severability. If any term, provision, covenant or restriction of this
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Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction.

     (h) Counterparts. This Agreement may be executed in any number of
         ------------
counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     (i) Entire Agreement. This Agreement is intended by the parties as a final
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expression of their agreement, and is intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings among the parties with respect to such subject matter.

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     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.



                                        /s/ Paul G. Allen
                                        -----------------------------
                                        Paul G. Allen
                                        Attorney-in-Fact



                                        /s/ Barry Diller
                                        -----------------------------
                                        Barry Diller



                                        Liberty Media Corporation,
                                        a Delaware Corporation



                                        By:  /s/ Robert R. Bennett
                                        -----------------------------
                                        Robert R. Bennett



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